UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 1, 2015, NuVasive, Inc. (the “Company”) issued a press release announcing the appointment of Jason D. Hanson as Executive Vice President, Strategy, Corporate Development and General Counsel. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by NuVasive, Inc. on December 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: December 1, 2015	By:	/s/ Gregory T. Lucier
Gregory T. Lucier
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by NuVasive, Inc. on December 1, 2015.